LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TREASURY MONEY MARKET RESERVES
FUND

December 1, 1999

Dear Shareholder:

The fiscal year ended October 31, 1999 was a volatile one for bonds and for the J.P. Morgan Treasury Money Market Reserves Fund. The fund posted a 4.48% return, performing in line with the return of the Lipper Institutional U.S. Treasury Money Market Funds Average. Performance for the period prior to June 1, 1999 reflects the performance of the J.P. Morgan Institutional Service Treasury Money Market Fund. The fund's current average seven-day yield is 4.52%.

The fund maintained a stable net asset value of $1.00 since its June 1, 1999 commencement of operations. On October 31, 1999, the net assets of the fund were approximately $89 million, while the net assets of the portfolio, in which the fund invests, amounted to approximately $1.2 billion. Dividends of approximately $0.02 per share were paid from ordinary income.

This report includes a discussion with Robert Johnson, the portfolio manager primarily responsible for The Treasury Money Market Portfolio. In this interview, Skip talks about the events in the fixed income markets, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated



------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     GLOSSARY OF TERMS ............... 5

FUND PERFORMANCE .................. 2     FUND FACTS AND HIGHLIGHTS ....... 6

PORTFOLIO MANAGER Q&A ............. 3     FINANCIAL STATEMENTS ............ 8
------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                                    TOTAL RETURNS
                                                              ----------------------    -----------------------------------
                                                              THREE       SIX           ONE         SINCE
AS OF OCTOBER 31, 1999                                        MONTHS      MONTHS*       YEAR*       INCEPTION*
------------------------------------------------------------------------------------    -----------------------------------
J.P. Morgan Treasury
   Money Market Reserves Fund                                 1.12%       2.20%         4.48%       4.93%
Lipper Institutional U.S.
   Treasury Money Market Fund Average                         1.15%       2.25%         4.48%       4.85%

AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------------------    -----------------------------------
J.P. Morgan Treasury
   Money Market Reserves Fund                                 1.10%       2.18%         4.50%       4.94%
Lipper Institutional U.S.
   Treasury Money Market Fund Average                         1.14%       2.22%         4.48%       4.84%

*THE FUND COMMENCED OPERATIONS ON JUNE 1, 1999 AND HAS PROVIDED A TOTAL RETURN OF 1.82% FROM THAT DATE THROUGH OCTOBER 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SIX MONTH," "ONE YEAR," AND "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE REFLECT THE PERFORMANCE OF THE J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND, WHICH HAD A LOWER EXPENSE RATIO, AND ARE CALCULATED FROM JULY 31, 1997, THE FIRST DATE WHEN DATA FOR THIS FUND AND ITS LIPPER CATEGORY AVERAGE WERE BOTH AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. IBC IS A NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with ROBERT R. ("SKIP") JOHNSON, vice president, and member of the portfolio management team for The Treasury Money Market Portfolio, in which the fund invests. Prior to joining Morgan in 1988, Skip founded R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on November 3, 1999 and reflects Skip's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE MONEY MARKETS OVER THE PAST TWELVE MONTHS?

RJ: The past year has been a volatile one for the financial markets and has kept the U.S. Federal Reserve on its toes. The crises that plagued the global economy from August through October last year prompted the Fed to act three times in the last four months of 1998, lowering the federal funds rate 75 basis points to 4.75%. The ensuing pace of global recovery surprised many market participants, but the Fed's actions served its purposes: keeping the global economy on an even keel and promoting growth within the U.S. economy. The Fed then found itself with an economy growing above trend albeit with benign inflation and subdued wage pressures. In an effort to slow growth and create a "soft landing" the Fed raised rates twice (in June and August), bringing the fed funds rate back to 5.25%.

At the same time that the Fed is tightening monetary policy, a liquidity crunch is developing. Market makers, leery of taking risks following last fall's crises, have dramatically reduced their inventories. In addition, there is a general undercurrent of "what if Y2K really is a problem" that has both investors and issuers heading for the sidelines for the remainder of the year. Also - and this is a longer-term trend - because of the budget surplus, the Treasury has been able to reduce issuance.

HOW DID THE PORTFOLIO PERFORM OVER THE YEAR? TO WHAT DO YOU ATTRIBUTE THIS?

RJ: The portfolio performed competitively over the year. We maintained the barbell structure, focusing on overnight repurchase agreements and "longer-term" (still less than 1-year) Treasuries. The average life-to-maturity is 40-60 days. Carefully managing liquidity enables us to take advantage of attractive investment opportunities.

WHAT IS YOUR OUTLOOK FOR THE MONEY MARKETS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?

RJ: The Fed is caught in an interesting position: it has to provide liquidity at a time when it must also raise interest rates to dampen growth. The Fed will be adding liquidity through a currency facility, a bank loan facility (through the discount loan window), and a temporarily expanded repo facility. In addition to the accommodative actions of the Fed, the Treasury is issuing cash management bills over the year-end and

Fannie Mae has instituted weekly 3- and 6-month auctions. At this point, we anticipate demand to outstrip supply, driving down the yields on these securities. We still expect the Fed to raise rates at least one more time in the next few months. While wage pressures may still be in check, the size of the current account deficit and the weakening dollar, and, of course, the continued strength of the economy, are concerns for the Fed. We could see repo and Treasury yields come down if scarcity increases.

We do not intend to make any significant changes to the portfolio in the coming months. In anticipation of potential Y2K-related inflows (or outflows) around year-end, we are evaluating and monitoring shareholder sentiment as well as dealer positions. We will continue to manage liquidity to handle cashflows and to take advantage of investment opportunities. The challenge we face, should we see very large inflow ahead of Y2K, is finding attractive investments. We believe, however, that the expanded repo facility should create sufficient investment opportunities.

GLOSSARY OF TERMS

AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Treasury Money Market Reserves Fund seeks to provide high current income consistent with the preservation of capital and same-day liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/1/99

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$88,628,791

-------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/99
$1,174,455,055

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99


EXPENSE RATIO
The fund's current expense ratio of 0.70% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    0-30 DAYS 77.28%
     60-91 DAYS 1.36%

-    91+ DAYS 21.36%


AVERAGE 7-DAY YIELD
4.52%*

AVERAGE MATURITY
34.0 days

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE AVERAGE 7-DAY CURRENT YIELD WOULD HAVE BEEN 4.39%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC., SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Treasury Money Market Portfolio
  ("Portfolio"), at value                          $88,899,282
Receivable for Expense Reimbursements                    9,510
Prepaid Expenses and Other Assets                          158
                                                   -----------
    Total Assets                                    88,908,950
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                      185,078
Service Organization Fee Payable                        22,770
Distribution Fee Payable                                22,770
Shareholder Servicing Fee Payable                       11,172
Administrative Services Fee Payable                      2,303
Accrued Trustees' Fees and Expenses                        359
Administration Fee Payable                                 110
Fund Services Fee Payable                                   64
Accrued Expenses                                        35,533
                                                   -----------
    Total Liabilities                                  280,159
                                                   -----------
NET ASSETS
Applicable to 88,636,380 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $88,628,791
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                              $1.00
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $88,636,380
Accumulated Net Realized Loss on Investment             (7,589)
                                                   -----------
    Net Assets                                     $88,628,791
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $2,241,798
Allocated Portfolio Expenses (Net of
  Reimbursement of $15,060)                                     (88,471)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                               2,153,327
FUND EXPENSES
Distribution Fee                                   $110,367
Service Organization Fee                            110,367
Registration Fees                                    28,900
Shareholder Servicing Fee                            22,074
Administrative Services Fee                          11,113
Administration Fee                                      621
Fund Services Fee                                       551
Trustees' Fees and Expenses                             524
Miscellaneous                                        28,498
                                                   --------
    Total Fund Expenses                             313,015
Less: Reimbursement of Expenses                     (92,457)
                                                   --------
NET FUND EXPENSES                                               220,558
                                                             ----------
NET INVESTMENT INCOME                                         1,932,769
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      (7,589)
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $1,925,180
                                                             ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE PERIOD
                                                        JUNE 1, 1999
                                                      (COMMENCEMENT OF
                                                     OPERATIONS) THROUGH
                                                      OCTOBER 31, 1999
                                                     -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                    $   1,932,769
Net Realized Loss on Investment Allocated from
  Portfolio                                                     (7,589)
                                                         -------------
    Net Increase in Net Assets Resulting from
      Operations                                             1,925,180
                                                         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       (1,932,769)
                                                         -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (AT A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold           385,553,639
Reinvestment of Dividends                                    1,016,463
Cost of Shares of Beneficial Interest Redeemed            (297,933,722)
                                                         -------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                   88,636,380
                                                         -------------
    Total Increase in Net Assets                            88,628,791
NET ASSETS
Beginning of Period                                                 --
                                                         -------------
End of Period                                            $  88,628,791
                                                         =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout the period is as follows:

                                                       FOR THE PERIOD
                                                        JUNE 1, 1999
                                                      (COMMENCEMENT OF
                                                     OPERATIONS) THROUGH
                                                      OCTOBER 31, 1999
                                                     -------------------
NET ASSET VALUE PER UNIT, BEGINNING OF PERIOD                $  1.00
                                                             -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.0180
Net Realized Loss on Investment                              (0.0000)(a)
                                                             -------
Total from Investment Operations                              0.0180
                                                             -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.0180)
                                                             -------

NET ASSET VALUE PER UNIT, END OF PERIOD                      $  1.00
                                                             =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                    1.82%(b)
Net Assets, End of Period (in thousands)                     $88,629
Ratios to Average Net Assets
  Net Expenses                                                  0.70%(c)
  Net Investment Income                                         4.38%(c)
  Expenses without Reimbursement                                0.94%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J. P. MORGAN TREASURY MONEY MARKET RESERVES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Treasury Money Market Reserves Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on June 1, 1999.

The fund invests all of its investable assets in The Treasury Money Market Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (8% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $7,589 which expires in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

J. P. MORGAN TREASURY MONEY MARKET RESERVES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period June 1, 1999 (commencement of operations) through October 31, 1999, the fee for these services amounted to $621.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the period June 1, 1999 (commencement of operations) through October 31, 1999, the fee for these services amounted to $11,113.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than the 0.70% of average daily net assets of the fund. For the period June 1, 1999 (commencement of operations) through October 31, 1999, J.P. Morgan has agreed to reimburse the fund $107,517 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after February 29, 2000 at the option of J.P. Morgan.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the fund. For the period June 1, 1999 (commencement of operations) through October 31, 1999, the fee for these services amounted to $22,074.

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their

J. P. MORGAN TREASURY MONEY MARKET RESERVES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the period June 1, 1999 (commencement of operations) through October 31, 1999, the fee for these services amounted to $110,367.

   e) The trust, on behalf of the fund, has a Distribution Plan with respect to services related to distributing fund shares, which authorizes it to compensate certain financial institutions, securities dealers, and other industry professionals that have entered into written agreements with the fund in respect to these services. The agreement provides for the fund to pay a fee for these services which is computed daily and paid monthly at an annual rate not to exceed 0.25% of the value of the average daily net assets of the fund. The amount paid to such institutions is based on the daily value of shares owned by their clients. For the period June 1, 1999 (commencement of operations) through October 31, 1999, the fee for these services amounted to $110,367.

   f) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $551 for the period June 1, 1999 (commencement of operations) through October 31, 1999.

   g) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J. P. Morgan Funds, the master portfolios and
      J. P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Treasury Money Market Reserves Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Treasury Money Market Reserves Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1999, the results of its operations, the change in its net assets and the financial highlights for the period June 1, 1999 (commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The Treasury Money Market Portfolio

Annual Report October 31, 1999

(The following pages should be read in conjunction with J.P. Morgan Treasury Money Market Reserves Fund
Annual Financial Statements)

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                 YIELD TO
       AMOUNT                                                                                   MATURITY/
   (IN THOUSANDS)                       SECURITY DESCRIPTION                   MATURITY DATE      RATE           VALUE
---------------------    --------------------------------------------------    -------------    ---------    --------------
U.S. TREASURY OBLIGATIONS (21.4%)
      $ 15,000           United States Treasury Notes......................      01/15/00         6.375%     $   15,050,080
       120,000           United States Treasury Notes......................      01/31/00         7.750         120,716,988
        25,000           United States Treasury Notes......................      03/31/00         6.875          25,191,608
        25,000           United States Treasury Notes......................      04/15/00         5.500          25,051,952
        40,000           United States Treasury Notes......................      06/30/00         5.875          40,113,555
        25,000           United States Treasury Notes......................      07/31/00         5.375          25,016,094
                                                                                                             --------------
                             TOTAL U.S. TREASURY OBLIGATIONS...............                                     251,140,277
                                                                                                             --------------
REPURCHASE AGREEMENTS (72.7%)
        45,000           Bear Stearns Repurchase Agreement, dated 10/29/99,
                           at 5.100%, proceeds include interest $45,019,125
                           (collateralized by $45,000,000 U.S. Treasury
                           Note, 6.250%, due 01/31/02, valued at
                           $45,969,093)....................................      11/01/99         5.100          45,000,000
        50,000           Chase Repurchase Agreement, dated 10/29/99, at
                           5.220%, proceeds include interest $50,021,750
                           (collateralized by $49,050,000 U.S. Treasury
                           Notes, 3.375% through 3.625%, due 7/15/02
                           through 01/15/07, valued at $51,004,844)........      11/01/99         5.220          50,000,000
        45,000           Credit Suisse First Boston Repurchase Agreement,
                           dated 10/29/99, at 5.125%, proceeds include
                           interest $45,019,219 (collateralized by
                           $44,835,000 U.S. Treasury Notes, 6.500% through
                           6.750%, due 04/30/00 though 08/15/05, valued at
                           $46,345,705)....................................      11/01/99         5.125          45,000,000
        45,000           Deutsche Morgan Grenfell Repurchase Agreement,
                           dated 10/29/99, at 5.230%, proceeds include
                           interest $45,019,613 (collateralized by
                           $45,585,000 U.S. Treasury Note, 5.625%, due
                           02/28/01, valued at $45,900,879)................      11/01/99         5.230          45,000,000
       190,454           Goldman Sachs Repurchase Agreement, dated
                           10/29/99, at 5.180%, proceeds include interest
                           $190,536,213 (e)................................      11/01/99         5.180         190,454,000
        60,000           Goldman Sachs Repurchase Agreement, dated
                           10/29/99, at 5.000%, proceeds include interest
                           $60,025,000(e)..................................      11/01/99         5.000          60,000,000
        45,000           Greenwich Repurchase Agreement, dated 10/29/99, at
                           5.220%, proceeds include interest $45,019,575
                           (collateralized by $42,635,000 U.S. Treasury
                           Note, 7.250%, due 05/15/04, valued at
                           $45,903,009)....................................      11/01/99         5.220          45,000,000
        50,000           Lehman Brothers Repurchase Agreement, dated
                           10/29/99, at 5.200%, proceeds include interest
                           $50,021,667 (collateralized by $46,415,000 U.S.
                           Treasury Note, 7.250%, due 05/15/16, valued at
                           $50,973,455)....................................      11/01/99         5.200          50,000,000
        50,000           Merrill Lynch Repurchase Agreement, dated
                           10/29/99, at 5.220%, proceeds include interest
                           $50,021,750 (collateralized by $50,470,000 U.S.
                           Treasury Note, 3.875%, due 01/15/09, valued at
                           $51,003,837)....................................      11/01/99         5.220          50,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                     YIELD TO
    AMOUNT                                                                                      MATURITY/
(IN THOUSANDS)                      SECURITY DESCRIPTION                       MATURITY DATE    RATE          VALUE
---------------------    --------------------------------------------------    -------------    ---------    --------------
REPURCHASE AGREEMENTS (CONTINUED)
      $ 45,000           Morgan Stanley Repurchase Agreement, dated
                           10/29/99, at 5.190%, proceeds include interest
                           $45,019,463 (collateralized by $46,345,000 U.S.
                           Treasury Notes, 5.50%, due 02/28/03, valued at
                           $46,032,210)....................................      11/01/99         5.190%     $   45,000,000
        48,302           State Street Repurchase Agreement, dated 10/29/99,
                           at 5.180%, proceeds include interest $48,322,850
                           (collateralized by $48,425,000 U.S. Treasury
                           Note 5.750%, due 06/30/01, valued at
                           $49,272,438)....................................      11/01/99         5.180          48,302,000
       180,454           Westdeutsche Landesbank Repurchase Agreement,
                           dated 10/29/99, at 5.210%, proceeds include
                           interest $180,532,347(f)........................      11/01/99         5.210         180,454,000
                                                                                                             --------------
                             TOTAL REPURCHASE AGREEMENTS...................                                     854,210,000
                                                                                                             --------------
                         TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (94.1%)...........................     1,105,350,277
                         OTHER ASSETS IN EXCESS OF LIABILITIES (5.9%)....................................        69,104,778
                                                                                                             --------------
                         NET ASSETS (100.0%).............................................................    $1,174,455,055
                                                                                                             ==============

------------------------------
(e) Collateralized partially by:
U.S. Treasury Notes $101,009,000, 5.625% due 10/31/99
U.S. Treasury Bonds $44,885,000, 9.875% due 11/15/15
U.S. Treasury Bonds $62,450,000, 12.500% due 08/15/14
Valued at $255,463,238.13

(f) Collateralized partially by:
U.S. Treasury Notes $100,270,000, 5.750% due 10/31/02
U.S. Treasury Bonds $50,000,000, 13.250% due 05/15/14
U.S. Treasury Bonds $4,239,000, 10.750% due 05/15/03
Valued at $184,063,364

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $  251,140,277
Repurchase Agreements at Amortized Cost and Value     854,210,000
Cash                                                   65,001,326
Interest Receivable                                     4,375,280
Receivable for Expense Reimbursement                       28,998
Prepaid Trustees' Fees                                      1,818
Prepaid Expenses and Other Assets                           3,892
                                                   --------------
    Total Assets                                    1,174,761,591
                                                   --------------
LIABILITIES
Advisory Fee Payable                                      179,301
Administrative Services Fee Payable                        23,912
Administration Fee Payable                                    741
Fund Services Fee Payable                                     638
Accrued Expenses                                          101,944
                                                   --------------
    Total Liabilities                                     306,536
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,174,455,055
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $43,380,075
EXPENSES
Advisory Fee                                       $1,715,668
Administrative Services Fee                           226,699
Custodian Fees and Expenses                           106,171
Professional Fees and Expenses                         39,786
Fund Services Fee                                      17,351
Administration Fee                                      7,923
Trustees' Fees and Expenses                             4,493
Miscellaneous                                          11,076
                                                   ----------
    Total Expenses                                  2,129,167
Less: Reimbursement of Expenses                      (403,222)
                                                   ----------
NET EXPENSES                                                     1,725,945
                                                               -----------
NET INVESTMENT INCOME                                           41,654,130
NET REALIZED LOSS ON INVESTMENTS                                   (49,014)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $41,605,116
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    41,654,130   $    28,925,807
Net Realized Loss on Investments                           (49,014)          (11,600)
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                        41,605,116        28,914,207
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        4,599,123,657     5,803,822,953
Withdrawals                                         (4,171,320,392)   (5,244,794,486)
                                                   ---------------   ---------------
    Net Increase from Investors' Transactions          427,803,265       559,028,467
                                                   ---------------   ---------------
    Total Increase in Net Assets                       469,408,381       587,942,674
NET ASSETS
Beginning of Fiscal Year                               705,046,674       117,104,000
                                                   ---------------   ---------------
End of Fiscal Year                                 $ 1,174,455,055   $   705,046,674
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD
                                                   FOR THE FISCAL YEAR      JULY 7, 1997
                                                    ENDED OCTOBER 31,     (COMMENCEMENT OF
                                                   --------------------  OPERATIONS) THROUGH
                                                     1999       1998      OCTOBER 31, 1997
                                                   ---------  ---------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                        0.20%      0.12%                 0.04%(a)
  Net Investment Income                               4.75%      5.35%                 5.52%(a)
  Expenses without Reimbursement                      0.24%      0.27%                 0.52%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Treasury Money Market Portfolio (the "portfolio") is one of two subtrusts ("portfolios") comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on July 7, 1997. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in Series Portfolio II are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise to be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the fiscal year ended October 31, 1999, such fees amounted to $1,715,668.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $7,923.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $226,699.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more 0.20% of the averge daily net assets of the portfolio. Prior to December 1, 1998, the reimbursement agreement was 0.15%. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the portfolio $403,222 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after February 29, 2000 at the option of J.P. Morgan.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $17,351 for the fiscal year ended October 31, 1999.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,300.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Treasury Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Treasury Money Market Portfolio (the "portfolio") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period July 7, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN INSTITUTIONAL FUNDS

  PRIME MONEY MARKET RESERVES FUND

  TREASURY MONEY MARKET RESERVES FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.
IM0779-R



J.P. MORGAN
TREASURY MONEY
MARKET RESERVES
FUND


ANNUAL REPORT
OCTOBER 31, 1999